SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[X] Filed by the Registrant
    Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           TEMPLETON GROWTH FUND, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

           -----------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

           -----------------------------------------------------------------
       (5) Total fee paid:

           -----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

     -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

           -----------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:

           -----------------------------------------------------------------
       (3) Filing Party:

           -----------------------------------------------------------------
       (4) Date Filed:

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                           TEMPLETON GROWTH FUND, INC.

                           500 EAST BROWARD BOULEVARD
                       FORT LAUDERDALE, FLORIDA 33394-3091

                                                             April 24, 2000

Dear Shareholders:

I am writing to inform you of the upcoming Special Meeting of Shareholders of the Templeton Growth Fund, Inc. (the "Fund") to be held on June 15, 2000 at 11:00 a.m. Eastern time at the Hyatt Regency Pier 66, Panorama Ballroom, 2301 S.E. 17th Street Causeway, Fort Lauderdale, Florida 33316. The enclosed materials discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card.

At this meeting, you will be asked to vote on important proposals affecting the Fund. THE BOARD OF DIRECTORS OF THE FUND BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU APPROVE EACH OF THEM.

At the meeting, you will be asked to vote on the following proposals:

     1.  Election of Directors of the Fund (Proposal 1);

     2. Ratification or rejection of the selection of the independent auditors (Proposal 2);

     3. Amendment of certain of the Fund's fundamental investment restrictions (Sub-Proposals 3(a) - 3(e));

     4. Reclassification of the Fund's fundamental investment policies and' certain fundamental investment restrictions to non-fundamental policies and restrictions (Sub-Proposals 4(a) - 4(j));

     5. Elimination of one of the Fund's fundamental investment restrictions (Proposal 5);

     6. Amendment and restatement of the Fund's articles of incorporation (Proposal 6); and

     7. Any other business that may properly come before the meeting or any adjournments thereof (Proposal 7).

Some key points about these proposals are described below. In addition, I encourage you to review the questions and answers included in the proxy statement summary to help understand how these proposals will affect you as a shareholder. Finally, the proposals are described in more detail in the full text of the proxy statement, which you should read before you vote.

Your Board of Directors believes the proposed changes will enhance the Fund's ability to compete effectively and give the Fund greater flexibility in the future, without altering the basic character of the Fund.


Remember: if you have questions, please call us at 1-800/Dial Ben(R) (1-800/342-5236).

ABOUT PROPOSAL 1:

Your Board proposes to re-elect the existing Directors of the Fund, and to elect three additional Directors to the Fund's Board of Directors.

ABOUT PROPOSAL 2:

Your Board proposes that you ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund.

ABOUT PROPOSALS 3, 4 AND 5:

Your Board proposes that the Fund's investment policies and certain investment restrictions, which currently are fundamental and cannot be changed without shareholder approval, be amended, reclassified as non-fundamental, or eliminated. PLEASE NOTE THAT THE FUND CURRENTLY DOES NOT INTEND TO MAKE ANY SUBSTANTIVE CHANGES TO ANY OF ITS INVESTMENT POLICIES AND RESTRICTIONS. If approved, the proposed changes to the Fund's investment policies and restrictions are not expected to affect the Fund's investment program.

ABOUT PROPOSAL 6:

Your Board proposes to amend and restate the Fund's articles of incorporation to enhance the Fund's operational flexibility. These enhancements clarify the Board's broad authority to act on behalf of the Fund in setting procedures and policies relating to the Fund's operations, and generally update the Fund's charter to reflect recent developments affecting the Fund. The proposed amendments are also intended to assist the Board in responding to trends in the fund industry and to enable the Fund to remain competitive.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE THE TIME TO REVIEW THE PROXY STATEMENT AND SIGN, DATE AND RETURN THE PROXY CARD TODAY.

                                                    Sincerely,

                                                    Mark G. Holowesko
                                                    President

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                    TELEPHONE, FACSIMILE AND INTERNET VOTING
FOR YOUR CONVENIENCE, YOU MAYBE ABLE TO VOTE BY TELEPHONE, FACSIMILE OR THROUGHT THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.
-------------------------------------------------------------------------------




                           TEMPLETON GROWTH FUND, INC.

                           500 East Broward Boulevard
                       Fort Lauderdale, Florida 33394-3091

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  June 15, 2000

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of TEMPLETON GROWTH FUND, INC. (the "Fund") will be held at the Hyatt Regency Pier 66, Panorama Ballroom, 2301 S.E. 17th Street Causeway, Fort Lauderdale, Florida 33316, on June 15, 2000 at 11:00 a.m.

Eastern time (the "Meeting") to vote on the following proposals:

     1. Election of Directors of the Fund (Proposal 1);

     2. Ratification or rejection of the selection of the independent auditors (Proposal 2);

     3. Amendment of certain of the Fund's fundamental investment restrictions (Sub-Proposals 3(a) - 3(e));

     4. Reclassification of the Fund's fundamental investment policies and certain fundamental investment restrictions to non-fundamental policies and restrictions (Sub-Proposals 4(a) - 4(j));

     5. Elimination of one of the Fund's fundamental investment restrictions (Proposal 5);

     6. Amendment and restatement of the Fund's articles of incorporation (Proposal 6);

     7. Any other business that may properly come before the Meeting or any adjournments thereof (Proposal 7).

Shareholders of record at the close of business on March 28, 2000 are entitled to notice of, and to vote at, the Meeting.

                       By Order of the Board of Directors,

                                Barbara J. Green
                                   Secretary

April 24, 2000



PLEASE RESPOND - YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.






                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Questions and Answers....................................................     1
Proposal 1: Election of Directors........................................     5
Proposal 2: Ratification or rejection of selection of independent auditors....................................................  14
Introduction to Proposals 3, 4 and 5.......................................  15
Proposal 3: Amendment of certain of the Fund's fundamental
               investment restrictions.....................................  16
      3(a) Borrowing.......................................................  16
      3(b) Underwriting....................................................  18
      3(c) Lending.........................................................  19
      3(d) Industry concentration..........................................  20
      3(e) Investment in other investment companies........................  21
Proposal 4: Reclassification of fundamental investment policies and certain fundamental investment restrictions as
               non-fundamental policies and restrictions (this Proposal
               involves separate votes on Sub-Proposals 4(a) - 4(j)).......  23
Proposal 5: Elimination of one of the Fund's fundamental
               investment restrictions.....................................  27
Proposal 6: Amendment and restatement of the Fund's articles of incorporation...............................................  28
Proposal 7: Other business.................................................  31
Information about the Fund.................................................  32
Further Information about Voting and the Meeting...........................  33
Exhibit A: Fundamental Investment Policies and Restrictions
              Proposed to be Amended or Reclassifed........................ A-1
Exhibit B: Articles of Amendment and Restatement........................... B-1






                             PROXY STATEMENT SUMMARY

The following is a brief summary of the proposals to be considered at the Meeting. The information below is qualified in its entirety by the more detailed information contained in the proxy statement. Accordingly, please read the enclosed proxy materials before voting.

                             - QUESTIONS & ANSWERS -

Q. WHEN WILL THE MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

A. The Meeting will be held on June 15, 2000 at 11:00 a.m. Eastern time at the Hyatt Regency Pier 66, Panorama Ballroom, 2301 S.E. 17th Street Causeway, Fort Lauderdale, Florida 33316. The record date for the Meeting is the close of business on March 28, 2000. Only shareholders who owned shares at that time are entitled to vote at the Meeting.

Q. WHAT IS BEING VOTED ON AT THE MEETING?

A. The Board of Directors is recommending that shareholders consider the following proposals affecting the Fund:

     1. Election of Directors of the Fund (Proposal 1);

     2. Ratification or rejection of the selection of the independent auditors (Proposal 2);

     3. Amendment of certain of the Fund's fundamental investment restrictions (Sub-Proposals 3(a) - 3(e));

     4. Reclassification of the Fund's fundamental investment policies and certain fundamental investment restrictions to non-fundamental policies and restrictions (Sub-Proposals 4(a) - 4(j));

     5. Elimination of one of the Fund's fundamental investment restrictions (Proposal 5);

     6. Amendment and restatement of the Fund's articles of incorporation (Proposal 6);

     7. Any other business that may properly come before the Meeting or any adjournments thereof (Proposal 7).

Q. HOW DO THE DIRECTORS RECOMMEND THAT YOU VOTE ON THESE PROPOSALS?

A. The Board recommends that you vote "FOR" each proposal.

Q. ARE THERE ANY PROPOSALS THAT WILL IMPACT THE FUND'S INVESTMENT POLICIES OR LIMITATIONS?

A. Yes. Although no substantive changes to the Fund's investment program are currently contemplated, it is proposed that the Fund's investment policies and


                                       1


certain restrictions that are "fundamental" (that is, those that cannot be changed without shareholder approval) be amended, reclassified as non-fundamental, or eliminated. If these proposals are approved by shareholders, the Fund's Board of Directors will have the flexibility to respond to future developments by changing the Fund's investment policies and restrictions in a manner intended to achieve the Fund's investment objective of long-term capital growth without obtaining shareholder approval. Shareholders, of course, will be informed of any significant changes to the Fund's investment policies or restrictions. These proposals are intended only to eliminate the cost and delay of seeking shareholder approval for changes in investment policies and restrictions that would not otherwise require convening a shareholder meeting. Shareholder approval of these proposals is not expected to affect the Fund's investment program or overall level of risk at the present time.

Q. WHY AM I BEING ASKED TO APPROVE AMENDING CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS?

A. Certain of the Fund's fundamental investment restrictions were adopted in response to state laws which are no longer applicable, or to market conditions that no longer exist, and thus may be overly restrictive. Approval of the proposed amendment of these fundamental restrictions will provide the Fund with greater investment flexibility within the boundaries imposed by applicable law. The proposed changes are not expected to have any immediate effect on the manner in which the Fund is managed.

Q. WHY AM I BEING ASKED TO APPROVE RECLASSIFYING THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AND CERTAIN INVESTMENT RESTRICTIONS AS NON-FUNDAMENTAL?

A. Although the change of certain of the Fund's fundamental investment policies and restrictions to non-fundamental policies and restrictions initially will not result in changes to the way the Fund is managed, the change is proposed to provide the Fund with greater flexibility to respond to future developments, and to avoid additional costs that would otherwise have to be incurred by obtaining shareholder approval to change policies and restrictions that are not required by law to be fundamental.

Q. WHY AM I BEING ASKED TO APPROVE ELIMINATING CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS?

A. Several of the Fund's current fundamental investment restrictions reflect past regulatory, business or industry conditions, and practices or requirements which are outdated, unnecessary and potentially burdensome in the future. Approval of this proposal to eliminate certain restrictions initially will not result in changes to the management of the Fund, but will provide the Fund with greater flexibility to pursue its investment goal of long-term capital growth.

                                        2






Q. WHY AM I BEING ASKED TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE FUND'S ARTICLES OF INCORPORATION?

A. The Fund's current articles of incorporation were initially adopted in 1986 and have been amended or supplemented seven times. The articles of incorporation no longer reflect the broadest flexibility which legislative changes in Maryland have made available to Corporations. The proposed Articles of Amendment and Restatement are designed to take advantage of the changes since 1986. Specifically, the Board's broad authority over the Fund's operations is proposed to be clarified to enhance the Fund's flexibility and ensure that it remains competitive with other similar funds. By approving the proposed Articles of Amendment and Restatement, shareholders would ratify and endorse the Board's continued efforts to maximize the Fund's flexibility and competitiveness.

Q. WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED?

A. If approved, each of the Proposals and Sub-Proposals will become effective immediately.

Q. WHO IS ASKING FOR MY VOTE?

A. The Board of Directors requests that you sign, date and return the enclosed proxy so your vote can be cast at the Meeting. In the event the Meeting is adjourned, your proxy would also be voted at the reconvened Meeting.

Q. HOW DO I VOTE MY SHARES?

A. You may vote your shares in one of several ways. You can vote by mail, fax, or in person at the Meeting. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed. To vote by mail, sign, date and send us the enclosed proxy voting card in the envelope provided. To vote by telephone, call 1-800-597-7836. You can fax your vote by signing the proxy voting card and faxing both sides of the card to 631-231-7999. Or, you can vote in person at the Meeting on June 15, 2000.

Q. IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A. You may revoke your proxy at any time by sending to the Fund a written revocation or a later-dated proxy that is received at or before the Meeting, or by attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

                                        3






                       This page intentionally left blank.

                                        4






                           TEMPLETON GROWTH FUND, INC.

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Templeton Growth Fund, Inc. (the "Fund") for a Special Meeting of Shareholders to be held at the Hyatt Regency Pier 66, Panorama Ballroom, 2301 S.E. 17th Street Causeway, Fort Lauderdale, Florida 33316 on June 15, 2000 at 11:00 a.m. Eastern time, and any adjournments thereof. This Proxy Statement and related materials are being mailed to shareholders starting on or about April 24, 2000.

PROPOSAL 1: ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF PROPOSAL 1.

HOW ARE NOMINEES SELECTED?

The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. and Gordon S. Macklin both of whom are independent Directors. The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

WHO ARE THE NOMINEES AND DIRECTORS?

The nominees to serve as Directors are listed in the chart beginning on Page 6. With the exception of Frank J. Crothers, Edith E. Holiday, and Constantine D. Tseretopoulos, all of the nominees currently are members of the Board. The terms of all nominees will continue until their successors are duly elected and qualified. In addition, all of the current nominees are also directors or trustees of other investment companies in the Franklin Group of Funds(R) and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds").

Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and

                                        5






Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the Chairman of the Board and a Vice President of the Fund, and Rupert H. Johnson, Jr., a Vice President of the Fund. There are no other family relationships among any of the Directors or nominees for Director.

Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Directors.

Listed below, for each nominee, is a brief description of recent professional experience.

                                                                       SHARES BENEFICIALLY
                                                                         OWNED IN THE
                                        FUND SHARES                   FRANKLIN TEMPLETON
                                        BENEFICIALLY OWNED              GROUP OF FUND
                                        AND % OF TOAL                 (INCLUDING THE FUND)
NAME AND PRINCIPAL OCCUPATION           OUTSTANDING SHARES                 AS OF
DURING PAST FIVE YEARS AND AGE          AS OF MARCH 28, 2000           DECEMBER 31, 1999
-------------------------------         ---------------------         ------------------

HARRIS J. ASHTON (Age 67)                          0                      1,509,048
Director since 1992

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).


*NICHOLAS F. BRADY (Age 70)                   50,173**                       57,649
Director since 1993

Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC,  Templeton Latin
America  Investment  Trust  PLC,  Darby  Overseas  Investments,  Ltd.  and Darby
Emerging Markets  Investments LDC (investment firms)  (1994-present);  Director,
Templeton  Global  Strategy Funds,  Amerada Hess  Corporation  (exploration  and refining of oil and gas), C2, Inc.  (operating and  investment  companies),  and
H.J. Heinz Company  (processed foods and allied products);  director or trustee, as the case may be, of 19 of the investment  companies in the Franklin Templeton
Group of Funds; and FORMERLY,  Secretary of the United States  Department of the
Treasury  (1988-1993),   Chairman  of  the  Board,  Dillon,  Read  &  Co.,  Inc.
(investment   banking)  (until  1988)  and  U.S.  Senator,   New  Jersey  (April
1982-December 1982).

                                        6






                                                                           SHARES BENEFICIALLY
                                                                           OWNED IN THE
                                        FUND SHARES                        FRANKLIN TEMPLETON
                                        BENEFICIALLY OWNED                 GROUP OF FUND
                                        AND % OF TOAL                      (INCLUDING THE FUND)
NAME AND PRINCIPAL OCCUPATION           OUTSTANDING SHARES                      AS OF
DURING PAST FIVE YEARS AND AGE          AS OF MARCH 28, 2000               DECEMBER 31, 1999
-------------------------------         ---------------------              ------------------
FRANK J. CROTHERS (Age 55)                        0                           6,696

Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power Ltd.; Vice Chairman,  Caribbean  Utilities Co., Ltd.;  President,  Provo
Power   Corporation;   director  of  various   other   business  and   nonprofit
organizations;  and  director  or  trustee,  as the  case  may be,  of 11 of the investment companies in the Franklin Templeton Group of Funds.


S. JOSEPH FORTUNATO (Age 67)                 17,891**                       583,059
Director since 1992

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton
Group of Funds.


JOHN WM. GALBRAITH (Age 78)                 146,378**                     3,047,720
Director since 1995

President,  Galbraith Properties,  Inc. (personal investment company);  Director
Emeritus, Gulf West Banks, Inc. (bank holding company) (1995-present); director or trustee, as the case may be, of 18 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Mercantile Bank
(1991-1995), Vice Chairman, Templeton, Galbraith & Hansberger Ltd. (1986-1992), and Chairman, Templeton Funds Management, Inc. (1974-1991).


ANDREW H. HINES, JR. (Age 77)                       15,375**                 49,727
Director since 1992

Consultant,  Triangle Consulting Group; Executive- in-Residence,  Eckerd College
(1991-present); director or trustee, as the case may be, of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In
Restaurant,  Inc.  (1994-1997),  and  Chairman of the Board and Chief  Executive
Officer,  Florida  Progress  Corporation  (holding  company in the energy  area)
(1982-1990), and director of various of its subsidiaries.

                                        7





                                                                       SHARES BENEFICIALLY
                                                                         OWNED IN THE
                                        FUND SHARES                    FRANKLIN TEMPLETON
                                        BENEFICIALLY OWNED              GROUP OF FUND
                                        AND % OF TOAL                 (INCLUDING THE FUND)
NAME AND PRINCIPAL OCCUPATION           OUTSTANDING SHARES                 AS OF
DURING PAST FIVE YEARS AND AGE          AS OF MARCH 28, 2000           DECEMBER 31, 1999
-------------------------------         ---------------------         ------------------

EDITH E. HOLIDAY (Age 48)                    1,798**                          7,775

Director,  Amerada Hess  Corporation  (exploration  and refining of oil and gas)
(1993-present),   Hercules   Incorporated   (chemicals,   fibers   and   resins)
(1993-present),  Beverly Enterprises,  Inc. (health care)  (1995-present),  H.J.
Heinz Company  (processed  foods and allied  products)  (1994-present),  and RTI
International  Metals,  Inc.  (manufacture  and  distribution of titanium) (July
1999-present);  director or trustee, as the case may be, of 25 of the investment companies in the Franklin  Templeton Group of Funds; and FORMERLY,  Assistant to
the  President of the United  States and  Secretary of the Cabinet  (1990-1993),
General  Counsel to the  United  States  Treasury  Department  (1989-1990),  and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).


*CHARLES B. JOHNSON (Age 67)                 562**                       22,129,667
Director and Vice President since 1992,
Chairman since 1995

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director,
Franklin  Investment Advisory Services,  Inc.;  Chairman of the Board,  Franklin
Advisers, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director,
Franklin/Templeton  Investor  Services,  Inc. and Franklin  Templeton  Services,
Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.


BETTY P. KRAHMER (Age 70)                      7,499**                      152,881
Director since 1990

Director or trustee of various civic associations; director or trustee, as the case may be, of 19 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Economic Analyst, U.S. government.

                                        8




                                                                       SHARES BENEFICIALLY
                                                                         OWNED IN THE
                                        FUND SHARES                   FRANKLIN TEMPLETON
                                        BENEFICIALLY OWNED              GROUP OF FUND
                                        AND % OF TOAL                 (INCLUDING THE FUND)
NAME AND PRINCIPAL OCCUPATION           OUTSTANDING SHARES                 AS OF
DURING PAST FIVE YEARS AND AGE          AS OF MARCH 28, 2000          DECEMBER 31, 1999
-------------------------------         ---------------------        ------------------

GORDON S. MACKLIN (Age 71)                  2,746**                         443,627
Director since 1993

Director,  Martek  Biosciences  Corporation,  MCI  WorldCom,  Inc.  (information services),  MedImmune, Inc. (biotechnology),  Overstock.com (internet services),
White Mountains  Insurance  Group,  Ltd.  (holding  company) and Spacehab,  Inc.
(aerospace  services);  director  or  trustee,  as the case may be, of 48 of the investment  companies in the Franklin  Templeton  Group of Funds;  and FORMERLY,
Chairman,   White  River  Corporation  (financial  services)  (until  1998)  and
Hambrecht  & Quist Group  (investment  banking)  (until  1992),  and  President,
National Association of Securities Dealers, Inc. (until 1987).


FRED R. MILLSAPS (Age 71)                      8,369**                      261,803
Director since 1990

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978),
Financial  Vice  President,  Florida  Power  and  Light  (1965-1969),  and  Vice
President, Federal Reserve Bank of Atlanta (1958-1965).


CONSTANTINE D. TSERETOPOULOS                  17,875**                       91,220
(Age 46)

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; director or trustee, as the case may be, of 11 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Intern, Greater
Baltimore Medical Center (1982-1985).



* Nicholas F. Brady and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources, his employment affiliation with Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited, the Fund's investment manager ("Investment Manager"). Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").
** Less than 1%.

                                        9






HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by the Investment Manager, and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $12,000 and a fee of $900 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

During the fiscal year ended August 31, 1999, there were five meetings of the Board, four meetings of the Audit Committee, and one meeting of the Nominating and Compensation Committee. Each of the Directors attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Directors served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Fund's Officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                                  NUMBER OF BOARDS
                               AGGREGATE        WITHIN THE FRANKLIN       TOTAL COMPENSATION
                             COMPENSATION       TEMPLETON GROUP OF            FROM THE
                                FROM             FUNDS ON WHICH           FRANKLIN TEMPLETON
NAME OF DIRECTOR              THE FUND*          DIRECTOR SERVES**          GROUP OF FUNDS***
-----------------------------------------------------------------------------------------------
Harris J. Ashton              $16,500                48                      $363,165
Nicholas F. Brady              16,500                19                       138,700
S. Joseph Fortunato            16,500                50                       363,238
John Wm. Galbraith             18,963                18                       144,200
Andrew H. Hines, Jr.           18,826                20                       203,700
Betty P. Krahmer               16,500                19                       138,700
Gordon S. Macklin              16,500                48                       363,165
Fred R. Millsaps               18,634                20                       201,700


                                       10


  *  Compensation received for the fiscal year ended August 31, 1999.

 ** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.

***  For the calendar year ended December 31, 1999.

The table above indicates the total fees paid to Directors by the Fund individually and by all of the funds in the Franklin Templeton Group of Funds. These Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

                                       11






WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience.



        NAME AND OFFICES                        PRINCIPAL OCCUPATION
         WITH THE FUND                  DURING PAST FIVE YEARS AND AGE
-------------------------------------------------------------------------------

CHARLES B. JOHNSON                      See Proposal 1, "Election of Directors."
Chairman since 1995 and
Vice President since 1992

MARK G. HOLOWESKO                       President, Templeton Global Advisors Limited; Chief
President since 1994                    Investment Officer, Global Equity Group; Executive
                                        Vice President and Director, Templeton Worldwide,
                                        Inc.; officer of 19 of the investment companies in the
                                        Franklin Templeton Group of Funds; and FORMERLY,
                                        Investment Administrator, RoyWest Trust Corporation
                                        (Bahamas) Limited (1984-1985). Age 40.

RUPERT H. JOHNSON, JR.                  Vice Chairman, Member - Office of the Chairman and
Vice President since 1996               Director, Franklin Resources, Inc.; Executive Vice
                                        President and Director, Franklin Templeton
                                        Distributors, Inc.; Director, Franklin Advisers, Inc.,
                                        Franklin Investment Advisory Services, Inc. and
                                        Franklin/Templeton Investor Services, Inc.; Senior Vice
                                        President, Franklin Advisory Services, LLC; and
                                        officer and/or director or trustee, as the case may be,
                                        of most of the other subsidiaries of Franklin Resources,
                                        Inc. and of 52 of the investment companies in the
                                        Franklin Templeton Group of Funds. Age 59.

HARMON E. BURNS                         Vice Chairman, Member - Office of the Chairman and
Vice President since 1996               Director, Franklin Resources, Inc.; Executive Vice
                                        President and Director, Franklin Templeton
                                        Distributors, Inc. and Franklin Templeton Services,
                                        Inc.; Executive Vice President, Franklin Advisers, Inc.;
                                        Director, Franklin Investment Advisory Services, Inc.
                                        and Franklin/Templeton Investor Services, Inc.; and
                                        officer and/or director or trustee, as the case may be,
                                        of most of the other subsidiaries of Franklin Resources,
                                        Inc. and of 52 of the investment companies in the
                                        Franklin Templeton Group of Funds. Age 55.

CHARLES E. JOHNSON                      President, Member - Office of the President and
Vice President since 1996               Director, Franklin Resources, Inc.; Senior Vice
                                        President, Franklin Templeton Distributors, Inc.;
                                        President and Director, Templeton Worldwide, Inc. and
                                        Franklin Advisers, Inc.; Director, Templeton Investment
                                        Counsel, Inc.; President, Franklin Investment Advisory
                                        Services, Inc.; officer and/or director of some of the
                                        other subsidiaries of Franklin Resources, Inc.; and
                                        officer and/or director or trustee, as the case may be,
                                        of 33 of the investment companies in the Franklin
                                        Templeton Group of Funds. Age 43.

                                       12




        NAME AND OFFICES                        PRINCIPAL OCCUPATION
         WITH THE FUND                  DURING PAST FIVE YEARS AND AGE
-------------------------------------------------------------------------------
MARTIN L. FLANAGAN                      President, Member - Office of the President, Chief
Vice President since 1990               Financial Officer and Chief Operating Officer Franklin
                                        Resources, Inc.; Director, Franklin Templeton Services,
                                        Inc.; Executive Vice President, Chief Financial
                                        Officer and Director, Templeton Worldwide, Inc.;
                                        Executive Vice President, Chief Operating Officer and
                                        Director, Templeton Investment Counsel, Inc.; Executive Vice
                                        President and Chief Financial Officer, Franklin Advisers,
                                        Inc.; officer and/or director of a number of the other
                                        subsidiaries of Franklin Resources, Inc.; and officer
                                        and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of
                                        Funds. Age 39.

JOHN R. KAY                             Vice President, Templeton Worldwide, Inc.; Assistant
Vice President since 1994               Vice President, Franklin Templeton Distributors, Inc.;
                                        officer of 24 of the investment companies in the
                                        Franklin Templeton Group of Funds; and FORMERLY, Vice
                                        President and Controller, Keystone Group, Inc. Age 59.

MURRAY L. SIMPSON                       Executive Vice President and General Counsel,
Vice President since February 2000      Franklin Resources, Inc.; officer of 53 of the
                                        investment companies in the Franklin Templeton Group
                                        of Funds; and formerly, Chief Executive Officer and
                                        Managing Director, Templeton Franklin Investment
                                        Services (Asia) Limited (until January 2000) and
                                        Director, Templeton Asset Management Ltd. (until
                                        1999). Age 62.

BARBARA J. GREEN                        Vice President and Deputy General Counsel, Franklin
Secretary since 1996 and                Resources, Inc.; Senior Vice President, Templeton
Vice President since                    Worldwide, Inc. and Templeton Global Investors, Inc.;
February 2000                           officer of some of the other subsidiaries of Franklin
                                        Resources, Inc. and of 53 of the investment companies
                                        in the Franklin Templeton Group of Funds; and FORMERLY,
                                        Deputy Director, Division of Investment Management,
                                        Executive Assistant and Senior Advisor to the Chairman,
                                        Counselor to the Chairman, Special Counsel and Attorney
                                        Fellow, U.S. Securities and Exchange Commission
                                        (1986-1995), Attorney, Rogers & Wells (until 1986), and
                                        Judicial Clerk, U.S. District Court (District of
                                        Massachusetts) (until 1979). Age 52.


DAVID P. GOSS                           President, Chief Executive Officer and Director,
Vice President since February 2000      Franklin Select Realty Trust, Property Resources, Inc.,
                                        Property Resources Equity Trust and Franklin Real
                                        Estate Management, Inc. and Franklin Properties, Inc.;
                                        director and officer of some of the other subsidiaries of
                                        Franklin Resources, Inc.; officer of 53 of the
                                        investment companies in the Franklin Templeton Group of
                                        Funds; and FORMERLY, President, Chief Executive
                                        Officer and Director, Franklin Real Estate Income Fund and
                                        Franklin Advantage Real Estate Income Fund (until 1996).
                                        Age 52.

                                       13







        NAME AND OFFICES                        PRINCIPAL OCCUPATION
         WITH THE FUND                  DURING PAST FIVE YEARS AND AGE
-------------------------------------------------------------------------------
ELIZABETH M. KNOBLOCK                   General Counsel, Secretary and Senior Vice President,
Vice President - Compliance             Templeton Investment Counsel, Inc.; Senior Vice
since 1996                              President, Templeton Global Investors, Inc.; officer of
                                        other subsidiaries of Franklin Resources, Inc. and of 23
                                        of the investment companies in the Franklin Templeton
                                        Group of Funds; and FORMERLY, Vice President and
                                        Associate General Counsel, Kidder Peabody & Co. Inc.
                                        (1989-1990), Assistant General Counsel, Gruntal &
                                        Co., Inc. (1988), Vice President and Associate General
                                        Counsel, Shearson Lehman Hutton Inc. (1988), Vice
                                        President and Assistant General Counsel, E.F. Hutton
                                        & Co. Inc. (1986-1988), and Special Counsel, Division
                                        of Investment Management, U.S. Securities and
                                        Exchange Commission (1984-1986). Age 45.

JAMES R. BAIO                           Certified Public Accountant; Senior Vice President,
Treasurer Since 1994                    Templeton Worldwide, Inc., Templeton Global
                                        Investors, Inc. and Templeton Funds Trust Company;
                                        officer of 20 of the investment companies in the
                                        Franklin Templeton Group of Funds; and FORMERLY,
                                        Senior Tax Manager, Ernst & Young (certified public
                                        accountants) (1977-1989). Age 46.

PROPOSAL 2: RATIFICATION OR REJECTION OF
            INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF PROPOSAL 2.

HOW ARE INDEPENDENT AUDITORS SELECTED?

The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Fund. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements dated August 31, 1999, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP as auditors of the Fund. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.

                                       14






McGladrey & Pullen, LLP resigned as independent auditors of the Fund on August 13, 1999. McGladrey & Pullen, LLP served as the Fund's auditors for more than the past twenty years and the fiscal year ended August 31, 1998. There have not been any disputes or disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. H&R Block, a public company, acquired certain assets of McGladrey & Pullen, LLP on August 2, 1999. Following the acquisition by a public company, McGladrey & Pullen, LLP elected to not continue servicing clients in the mutual fund business. As a result, the partners and professional staff who were previously responsible for auditing the Fund's financial statements became associated with PricewaterhouseCoopers LLP.

Neither the firms of PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP nor any of their members have any material direct or indirect financial interest in the Fund.

Representatives of PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

                      INTRODUCTION TO PROPOSALS 3, 4 AND 5.

WHY IS THE FUND RECLASSIFYING ITS FUNDAMENTAL INVESTMENT POLICIES AND CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS TO NON-FUNDAMENTAL, AND AMENDING OR ELIMINATING CERTAIN OF ITS OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS?

The Fund's investment activities are governed by its investment policies and investment restrictions. Under the 1940 Act, certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. An investment company may designate additional investment policies and restrictions that are fundamental, and it may also adopt "non-fundamental" policies and restrictions, which may be changed by the Directors without shareholder approval.

After the Fund was formed, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were eliminated by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. As a result of NSMIA, the Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Directors recommend that the Fund's shareholders approve the reclassification, amendment or elimination of certain of the Fund's current fundamental investment policies or restrictions. The proposed restrictions satisfy current federal regulatory requirements and are

                                       15






written to provide flexibility to respond to future legal, regulatory, market or technical changes.

By reducing the total number of investment restrictions that can be changed only by a shareholder vote, management of the Fund believes that the Fund may be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The management of the Fund also believes that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities may increase as a result of these changes.

The proposed changes will not affect the Fund's investment objective of long-term capital growth. Although the proposed changes in fundamental investment policies and restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Investment Manager does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Investment Manager does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.

The fundamental investment policies and fundamental investment restrictions proposed for amendment or reclassification, together with the recommended changes to these policies and restrictions, are detailed in Exhibit A. Shareholders are requested to vote on each Sub-Proposal in Proposals 3 and 4 separately.

PROPOSAL 3: AMENDMENT OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT
            RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3(A) - 3(E))

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF EACH SUB-PROPOSAL 3(A) - 3(E).

SUB-PROPOSAL 3(A): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to

                                       16






5% of its total assets for temporary purposes from any person, provided that such borrowing is privately arranged. Under German law, which the Fund is subject to as a result of registering its securities for sale there, a fund may borrow up to 10% of its total assets. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

WHAT IS THE FUND'S CURRENT BORROWING RESTRICTION?

The Fund's current borrowing restriction states that the Fund may not:

       BORROW MONEY FOR ANY PURPOSE OTHER THAN REDEEMING ITS SHARES OR PURCHASING ITS SHARES FOR CANCELLATION, AND THEN ONLY AS A TEMPORARY MEASURE TO AN AMOUNT NOT EXCEEDING 5% OF THE VALUE OF ITS TOTAL ASSETS, OR PLEDGE, MORTGAGE, OR HYPOTHECATE ITS ASSETS OTHER THAN TO SECURE SUCH TEMPORARY BORROWINGS, AND THEN ONLY TO SUCH EXTENT NOT EXCEEDING 10% OF THE VALUE OF ITS TOTAL ASSETS AS THE BOARD OF DIRECTORS MAY BY RESOLUTION APPROVE. (FOR THE PURPOSES OF THIS RESTRICTION, COLLATERAL ARRANGEMENTS WITH RESPECT TO MARGIN FOR A STOCK INDEX FUTURES CONTRACT ARE NOT DEEMED TO BE A PLEDGE OF ASSETS.)

WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

The Fund is limited by U.S. Federal law and German law and by guidance from the U.S. Securities and Exchange Commission (and its staff) (the "SEC") with respect to its ability to borrow. However, the current fundamental restriction overly restricts the Fund's ability to borrow. Although the Fund historically has seldom made any borrowings, the Board proposes to implement a less restrictive fundamental restriction regarding borrowing, as set forth below.

The proposed restriction also permits the Fund to borrow cash from affiliated investment companies. The SEC recently granted an exemptive order to the Fund, together with other funds in the Franklin Templeton Group of Funds, permitting the Fund to borrow money from affiliated Franklin and Templeton funds. The proposed borrowing restriction would permit the Fund, under certain circumstances, to borrow money from other Franklin and Templeton funds at rates that are more favorable than those the Fund would receive if it borrowed from banks or other lenders.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

                                       17






WHAT IS THE FUND'S PROPOSED BORROWING RESTRICTION?

If approved by shareholders, the borrowing restriction will be revised to state that the Fund may not:

       BORROW MONEY, EXCEPT THAT THE FUND MAY BORROW MONEY FROM BANKS OR AFFILIATED INVESTMENT COMPANIES TO THE EXTENT PERMITTED BY THE 1940 ACT, OR ANY EXEMPTIONS THEREFROM WHICH MAY BE GRANTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THEN ONLY FOR TEMPORARY PURPOSES AND IN AN AMOUNT NOT EXCEEDING 10% OF THE VALUE OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED) AND WITH THE CONSENT OF THE FUND'S CUSTODIAN TO THE TERMS OF THE BORROWING.

       PLEDGE, MORTGAGE, HYPOTHECATE OR OTHERWISE ENCUMBER ITS ASSETS EXCEPT TO SECURE INDEBTEDNESS PERMITTED UNDER ITS BORROWING POLICY.

SUB-PROPOSAL 3(B): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under U.S. Federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of reselling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in U.S. Federal securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that resales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

The Fund's current restriction relating to underwriting is combined with restrictions relating to other issues in investment restriction 4. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from the others currently contained in the Fund's fundamental investment restriction 4. These restrictions relate to (i) the issuance of senior securities and (ii) the purchase of securities on margin or selling short, which are not proposed to be amended, reclassified or eliminated.

WHAT IS THE FUND'S CURRENT UNDERWRITING RESTRICTION?

The Fund's current restriction relating to underwriting states, in relevant part, that the Fund may not "ACT AS AN UNDERWRITER."

                                       18






WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

The proposed restriction relating to underwriting is substantially similar to the current restriction. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with certain provisions of the 1940 Act.

The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. By separating the proposed underwriting restriction from several other issues, the Fund's investment restrictions would be clarified. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

WHAT IS THE FUND'S PROPOSED UNDERWRITING RESTRICTION?

If approved by shareholders, the Fund's underwriting restriction will be revised to state that the Fund may not:

       ACT AS AN UNDERWRITER EXCEPT TO THE EXTENT THE FUND MAY BE DEEMED TO BE AN UNDERWRITER WHEN DISPOSING OF SECURITIES IT OWNS OR WHEN SELLING ITS OWN SHARES.

SUB-PROPOSAL 3(C): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be loans from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental investment restriction specifically carves out such policies from its prohibitions.

In addition, the Fund's current fundamental investment restriction presently explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

Securities lending involves certain risks if the borrower fails to return the securities.

                                       19






WHAT IS THE FUND'S CURRENT LENDING RESTRICTION?

The Fund's lending restriction currently states that the Fund may not:

       LOAN MONEY, APART FROM THE PURCHASE OF A PORTION OF AN ISSUE OF PUBLICLY DISTRIBUTED BONDS, DEBENTURES, NOTES AND OTHER EVIDENCES OF INDEBTEDNESS, ALTHOUGH THE FUND MAY BUY U.S. GOVERNMENT OBLIGATIONS WITH A SIMULTANEOUS AGREEMENT BY THE SELLER TO REPURCHASE THEM WITHIN NO MORE THAN SEVEN DAYS AT THE ORIGINAL PURCHASE PRICE PLUS ACCRUED INTEREST.

WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

The proposed restriction would provide the Fund with greater lending flexibility. While the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans which recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund additional flexibility to make loans to affiliated investment companies. The Franklin Templeton Group of Funds, including the Fund, recently received an exemptive order from the SEC that permits the Fund to lend cash to other Franklin and Templeton funds. The proposed restriction permits the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

WHAT IS THE FUND'S PROPOSED LENDING RESTRICTION?

If approved by shareholders, the Fund's lending restriction will be revised to state that the Fund may not:

       MAKE LOANS TO OTHER PERSONS EXCEPT (A) THROUGH THE LENDING OF ITS PORTFOLIO SECURITIES, (B) THROUGH THE PURCHASE OF DEBT SECURITIES, LOAN PARTICIPATIONS AND/OR ENGAGING IN DIRECT CORPORATE LOANS IN ACCORDANCE WITH ITS INVESTMENT OBJECTIVES AND POLICIES, AND (C) TO THE EXTENT THE ENTRY INTO A REPURCHASE AGREEMENT IS DEEMED TO BE A LOAN. THE FUND MAY ALSO MAKE LOANS TO AFFILIATED INVESTMENT COMPANIES TO THE EXTENT PERMITTED BY THE 1940 ACT OR ANY EXEMPTIONS THEREFROM WHICH MAY BE GRANTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.

SUB-PROPOSAL 3(D): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under U.S. Federal

                                       20






securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. A fund is not permitted to concentrate its investments in a particular industry unless it so states.

WHAT IS THE FUND'S CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION?

The Fund's current restriction regarding concentration states that the Fund may not "INVEST MORE THAN 25% OF THE FUND'S TOTAL ASSETS IN A SINGLE INDUSTRY."

WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

The Fund's existing fundamental restriction number 10 recites the Fund's concentration policy, stating that the Fund may not invest more than 25% of its total assets in a single industry. The proposed restriction provides the Fund with added flexibility because, consistent with the 1940 Act, it exempts from the 25% limitation (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and (ii) the securities of other investment companies. It also recites the current U.S. Federal securities law requirement with respect to concentration that limits investments to "net" assets as opposed to "total" assets. This investment flexibility may help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund is currently managed as the Fund does not intend to begin concentrating in shares of the U.S. government or any of its agencies or instrumentalities or of other investment companies.

WHAT IS THE FUND'S PROPOSED RESTRICTION REGARDING INDUSTRY CONCENTRATION?

If approved by shareholders, the Fund's restriction relating to concentration will be revised to state that the Fund may not:

       CONCENTRATE (INVEST MORE THAN 25% OF ITS NET ASSETS) IN SECURITIES OF ISSUERS IN A PARTICULAR INDUSTRY (OTHER THAN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES OR INSTRUMENTALITIES OR SECURITIES OF OTHER INVESTMENT COMPANIES).

SUB-PROPOSAL 3(E): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES.

The Fund's current investment restriction prohibits the Fund from investing in other open-end investment companies. This restriction, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements.

                                       21






Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions and other applicable law (or any exemption from such restrictions) relating to a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its total assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. Pursuant to German securities laws, the Fund may not invest more than 5% of its net assets in another open-end investment company and may not invest at all in closed-end investment companies.

WHAT IS THE FUND'S CURRENT RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES?

The Fund's current restriction regarding investment in other investment companies states that the Fund may not "...INVEST IN OTHER OPEN-END INVESTMENT COMPANIES OR, AS AN OPERATING POLICY APPROVED BY THE BOARD OF DIRECTORS, INVEST IN CLOSED-END INVESTMENT COMPANIES."

WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES HAVE ON THE FUND?

Elimination of this restriction should not have an impact on the day-to-day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities. Elimination of the restriction would, however, permit the Fund to invest cash held at the end of the day in money market funds. The Fund, together with other funds in the Franklin Templeton Group of Funds, has obtained an exemptive order from the SEC (the "Cash Sweep Order") to permit the Franklin and Templeton funds to invest their uninvested cash balances in one or more Franklin or Templeton money market funds. Eliminating the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage of investment in other investment companies in these limited circumstances.

WHAT IS THE FUND'S PROPOSED RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES?

If approved by shareholders, the Fund's restriction relating to investment in other investment companies will be revised to state that the Fund may not:

                                       22






       INVEST IN THE SECURITIES OF ANY OTHER DOMESTIC OR FOREIGN INVESTMENT COMPANY OR INVESTMENT FUND OR OTHER INVESTMENT VEHICLE WHICH IS INVESTED ACCORDING TO THE PRINCIPLE OF RISK-SPREADING IRRESPECTIVE OF THE LEGAL STRUCTURE OF SUCH INVESTMENT VEHICLE (COLLECTIVELY REFERRED TO AS "INVESTMENT VEHICLES") EXCEPT IN CONNECTION WITH A PLAN OF MERGER OR CONSOLIDATION WITH OR ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF SUCH INVESTMENT VEHICLE AND WITH THE FURTHER EXCEPTION THAT UP TO 5% OF THE NET ASSET VALUE OF THE FUND MAY BE INVESTED IN AN INVESTMENT VEHICLE CONSISTING OF SECURITIES PROVIDED IT OFFERS ITS UNITS TO THE PUBLIC WITHOUT LIMITATION ON THE NUMBER OF UNITS AND FURTHER PROVIDED THE HOLDERS OF THESE UNITS HAVE THE RIGHT TO REDEEM THEIR UNITS.

PROPOSAL 4: RECLASSIFICATION OF FUNDAMENTAL INVESTMENT POLICIES AND CERTAIN
            FUNDAMENTAL INVESTMENT RESTRICTIONS AS NON-FUNDAMENTAL POLICIES AND RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 4(A) - 4(J))

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF EACH SUB-PROPOSAL 4(A) - 4(J).

By making the Fund's investment policies and certain restrictions non-fundamental, the Board and Fund management will have greater flexibility to modify Fund policies, as appropriate and consistent with the Fund's investment objective, in response to changing markets and in light of new investment opportunities and instruments. Further, the Fund in the future will be able to avoid the costs and delays associated with a shareholder meeting should the Fund desire to make changes to the non-fundamental investment policies. Although these proposed changes will allow the Fund greater investment flexibility to respond to future investment opportunities, the Board currently does not anticipate substantially changing any investment policy or restriction. Shareholders, of course, would be notified of any future material change to the Fund's investment policies or restrictions.

The Fund's fundamental investment policies and restrictions currently are set forth in full under the caption "Fundamental Investment Policies and Restrictions" in the Fund's statement of additional information. The Board proposes that the fundamental investment policies and restrictions set forth below be changed to non-fundamental investment policies.

                                       23






SUB-PROPOSAL 4(A)

To change the following fundamental investment policy to a non-fundamental investment policy:

       THE FUND SEEKS TO ACHIEVE ITS INVESTMENT GOAL OF LONG-TERM CAPITAL GROWTH THROUGH A FLEXIBLE POLICY OF INVESTING IN STOCKS AND DEBT OBLIGATIONS OF COMPANIES AND GOVERNMENTS OF ANY NATION.

SUB-PROPOSAL 4(B)

To change the following fundamental investment policy to a non-fundamental investment policy:

       ALTHOUGH THE FUND GENERALLY INVESTS IN COMMON STOCK, IT MAY ALSO INVEST IN PREFERRED STOCKS AND CERTAIN DEBT SECURITIES (WHICH MAY INCLUDE STRUCTURED INVESTMENTS, AS DESCRIBED UNDER "GOAL AND STRATEGIES - STRUCTURED INVESTMENTS"), RATED OR UNRATED, SUCH AS CONVERTIBLE BONDS AND BONDS SELLING AT A DISCOUNT.

SUB-PROPOSAL 4(C)

To change the following fundamental investment policy to a non-fundamental investment policy:

       WHENEVER, IN THE JUDGMENT OF THE MANAGER, MARKET OR ECONOMIC CONDITIONS WARRANT, THE FUND MAY, FOR TEMPORARY DEFENSIVE PURPOSES, INVEST WITHOUT LIMIT IN U.S. GOVERNMENT SECURITIES, BANK TIME DEPOSITS IN THE CURRENCY OF ANY MAJOR NATION AND COMMERCIAL PAPER MEETING THE QUALITY RATINGS SET FORTH UNDER "GOAL AND STRATEGIES - TEMPORARY INVESTMENTS," AND PURCHASE FROM BANKS OR BROKER-DEALERS CANADIAN OR U.S. GOVERNMENT SECURITIES WITH A SIMULTANEOUS AGREEMENT BY THE SELLER TO REPURCHASE THEM WITHIN NO MORE THAN SEVEN DAYS AT THE ORIGINAL PURCHASE PRICE PLUS ACCRUED INTEREST.

SUB-PROPOSAL 4(D)

To change the following fundamental investment policy to a non-fundamental investment policy:

       THE FUND MAY INVEST NO MORE THAN 5% OF ITS TOTAL ASSETS IN SECURITIES ISSUED BY ANY ONE COMPANY OR GOVERNMENT, EXCLUSIVE OF U.S. GOVERNMENT SECURITIES.

SUB-PROPOSAL 4(E)

To change the following fundamental investment policy to a non-fundamental investment policy:

                                       24






THE FUND MAY NOT INVEST MORE THAN 10% OF ITS ASSETS IN SECURITIES WITH A LIMITED TRADING MARKET.

SUB-PROPOSAL 4(F)

To change the following fundamental investment restriction to a non-fundamental investment restriction:

       [THE FUND MAY NOT:] PURCHASE OR RETAIN SECURITIES OF ANY COMPANY IN WHICH DIRECTORS OR OFFICERS OF THE FUND OR THE MANAGER, INDIVIDUALLY OWNING MORE THAN 1/2 OF 1% OF THE SECURITIES OF SUCH COMPANY, IN THE AGGREGATE OWN MORE THAN 5% OF THE SECURITIES OF SUCH COMPANY.

This restriction originally was adopted in response to state law restrictions or interpretations that no longer apply to the Fund. The Board believes that the Fund would benefit from the added flexibility that would result from changing the restriction to a non-fundamental restriction of the Fund.

SUB-PROPOSAL 4(G)

To change the following fundamental investment restriction to a non-fundamental investment restriction:

       [THE FUND MAY NOT:] PURCHASE MORE THAN 10% OF ANY CLASS OF SECURITIES OF ANY ONE COMPANY, INCLUDING MORE THAN 10% OF ITS OUTSTANDING VOTING SECURITIES, OR INVEST IN ANY COMPANY FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

Although the Fund does not now, or in the immediate future, intend to invest in companies for the purpose of exercising control or management, the Fund is not required to make this a fundamental restriction. Additionally, the Fund's current status as a diversified investment company limits its capacity to acquire the securities, including the outstanding voting securities, of any particular issuer. Accordingly, the Board proposes to change current fundamental investment restriction number 3 to a non-fundamental restriction.

SUB-PROPOSAL 4(H)

To change the following fundamental investment restriction to a non-fundamental investment restriction:

       [THE FUND MAY NOT:] INVEST MORE THAN 5% OF THE VALUE OF THE FUND'S TOTAL ASSETS IN SECURITIES OF ISSUERS WHICH HAVE BEEN IN CONTINUOUS OPERATION LESS THAN THREE YEARS.

This fundamental restriction is not required by the 1940 Act. It was originally adopted in response to state law restrictions or interpretations that no longer apply to the Fund. Therefore, in order to increase the ability of Fund

                                       25






management to manage the Fund's assets effectively and efficiently in response to market and regulatory changes, the Board proposes that this investment restriction be reclassified as non-fundamental.

SUB-PROPOSAL 4(I)

To change the following fundamental investment restriction to a non-fundamental investment restriction:

       [THE FUND MAY NOT:] INVEST MORE THAN 5% OF THE FUND'S TOTAL ASSETS IN WARRANTS, WHETHER OR NOT LISTED ON THE NEW YORK STOCK EXCHANGE OR THE AMERICAN STOCK EXCHANGE, INCLUDING NO MORE THAN 2% OF ITS TOTAL ASSETS WHICH MAY BE INVESTED IN WARRANTS THAT ARE NOT LISTED ON THOSE EXCHANGES. WARRANTS ACQUIRED BY THE FUND IN UNITS OR ATTACHED TO SECURITIES ARE NOT INCLUDED IN THIS RESTRICTION. THIS RESTRICTION DOES NOT APPLY TO OPTIONS ON SECURITIES INDICES.

This fundamental restriction is not required by the 1940 Act. It was originally adopted in response to state law restrictions or interpretations that no longer apply to the Fund. Therefore, the Board proposes that this investment restriction be reclassified as non-fundamental.

SUB-PROPOSAL 4(J)

To change the following fundamental investment restriction to a non-fundamental investment restriction:

       [THE FUND MAY NOT:] INVEST MORE THAN 15% OF THE FUND'S TOTAL ASSETS IN SECURITIES OF FOREIGN ISSUERS THAT ARE NOT LISTED ON A RECOGNIZED U.S. OR FOREIGN SECURITIES EXCHANGE, INCLUDING NO MORE THAN 10% OF ITS TOTAL ASSETS (INCLUDING WARRANTS) WHICH MAY BE INVESTED IN SECURITIES WITH A LIMITED TRADING MARKET. THE FUND'S POSITION IN THE LATTER TYPE OF SECURITIES MAY BE OF SUCH SIZE AS TO AFFECT ADVERSELY THEIR LIQUIDITY AND MARKETABILITY AND THE FUND MAY NOT BE ABLE TO DISPOSE OF ITS HOLDINGS IN THESE SECURITIES AT THE CURRENT MARKET PRICE.

Although the Fund's ability to invest in these types of securities may be restricted by applicable limitations on the Fund's investments in securities that are not "liquid" (i.e., able to be sold within seven days for the price at which the Fund has valued the securities), there is no requirement that this restriction be fundamental. Because this may unduly limit the Fund's ability to pursue its investment goal, the Board proposes that the investment restriction be reclassified as a non-fundamental restriction.

                                       26






PROPOSAL 5: ELIMINATION OF ONE OF THE FUND'S
            FUNDAMENTAL INVESTMENT RESTRICTIONS

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF PROPOSAL 5.

WHICH FUNDAMENTAL INVESTMENT RESTRICTION IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

One of the Fund's fundamental investment restrictions was originally drafted in response to state laws and regulations, which, due to NSMIA, is no longer in accordance with SEC staff positions since the positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restriction number 12 among its fundamental investment restrictions. Templeton Global Advisors Limited, the Fund's Investment Manager, has recommended, and the Board has determined, that this current fundamental investment restriction should be eliminated.

The Fund's current fundamental investment restriction number 12 limits the Fund's ability to participate on a joint or a joint and several basis in any trading account in securities. This restriction was originally included in response to the various state law requirements to which mutual funds were subject. Under NSMIA, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

As a general matter, elimination of this fundamental restriction relating to participation in a securities trading account should not have an impact on the day-to-day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. Joint transactions are generally prohibited under the 1940 Act, and the Fund would continue to remain subject to the conditions imposed on joint transactions by the 1940 Act and by any exemptions granted by the SEC. The Fund has not previously engaged in this investment activity.

WHAT IS THE FUND'S CURRENT RESTRICTION?

The Fund's current restriction regarding joint trading states that the Fund may not "PARTICIPATE ON A JOINT OR A JOINT AND SEVERAL BASIS IN ANY TRADING ACCOUNT IN SECURITIES."

WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTION BE ELIMINATED, AND WHAT EFFECT WILL SUCH ELIMINATION HAVE ON THE FUND?

Eliminating the restriction, as described above, is consistent with current U.S. Federal securities laws. Further, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the management of

                                       27






the Fund believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. Management of the Fund also believes that eliminating the restriction is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTION?

It is not anticipated that eliminating the restriction will result in any additional risk to the Fund. Although the Fund's current restriction, as drafted, is no longer legally required, the Fund's ability to invest in these areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. The SEC recently granted an exemptive order to the Fund, together with other funds in the Franklin Templeton Group of Funds, permitting the Fund to enter into joint repurchase agreements for cash management purposes that could be considered to be a joint trading account. The proposed elimination of the restriction would permit the Fund, under circumstances prescribed by the SEC order, to engage in joint repurchase agreements with other funds in the Franklin and Templeton Group of Funds at rates that are more favorable than those the Fund would receive if it were to enter into repurchase agreements on its own.

PROPOSAL 6: AMENDMENT AND RESTATEMENT OF THE FUND'S ARTICLES OF INCORPORATION

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF PROPOSAL 6.

The Fund was organized as a Maryland corporation on November 10, 1986 by filing the Fund's articles of incorporation with the State Department of Assessments and Taxation of the State of Maryland. Since that date, the articles of incorporation have been amended, supplemented, restated, and corrected on a number of occasions. As part of the overall modernization of the Fund's operations, as detailed above in Proposals 3, 4 and 5, and in an effort to permit the Fund to operate with the greatest amount of flexibility and allow it to more effectively compete with other funds, the Board proposes that shareholders of the Fund approve Amended and Restated Articles of Incorporation for the Fund (the "New Articles"). The full text of the New Articles is attached as Exhibit B, which qualifies in its entirety the description of the New Articles set forth in this Proxy Statement.

The primary purpose of the proposed adoption of the New Articles is to fully reflect the current provisions of Maryland law applicable to open-end investment

                                       28






companies, such as the Fund, and to remove provisions that are not required to be part of the Fund's articles of incorporation. Because the Fund will remain a Maryland corporation, interpretation of the New Articles will continue to be governed by Maryland law. In addition, the Fund's operations will remain subject to the provisions of the 1940 Act and the rules thereunder. Certain of the more significant differences between the current articles of incorporation and the New Articles are summarized below.

CORPORATE POWERS. The current articles of incorporation set forth an extensive, but non-exclusive, list of the purposes for which the Fund is created. The New Articles would replace this provision with a more concise, but equally broad, statement to the effect that the Fund is formed for the purpose of engaging in business as a management investment company and, in connection with this purpose, can do all things permitted by Maryland law in furtherance of this purpose. Accordingly, while the Board considers the effect and scope of the statement of corporate purpose in the New Articles to be as broad as the corresponding statement in the current articles of incorporation, the New Articles will set forth the corporate purpose of the Fund in a more concise, understandable manner designed to enhance the Board's, management's, and shareholders' understanding of the Fund's powers.

MULTIPLE CLASSES OF SHARES. The articles of incorporation currently provide that the Board, subject to provisions of Maryland corporate law, the articles of incorporation, and the Fund's By-laws, may exercise all powers conferred upon the Fund, including the existing provisions pertaining to the Fund's capital stock. Based on the articles of incorporation and articles supplementary, the Board has broad authority to act on behalf of the Fund which, in most instances, is not subject to shareholder approval. If this proposal is approved by shareholders, the Board would be provided with specific policies and procedures to control the issuance and use of the Fund's capital stock. By specifying the Board's authority to determine the policies and procedures regarding capital stock, the amendments will enhance the Fund's articles of incorporation and make the Fund itself more flexible.

The Fund currently offers four classes of shares. In general, the proposed amendments are designed to provide greater clarity with respect to the issuance of multiple classes of shares. Multi-class funds represent a distinct trend in the mutual fund industry, as evidenced by the adoption by the SEC of Rule 18f-3 under the 1940 Act (which permits a fund to create multiple classes of shares, subject to the terms of the rule) and by the number of funds that previously sought exemptive orders from the SEC to implement multiple classes of shares prior to the adoption of Rule 18f-3. Through creation of multiple classes of shares, the Board has been able to respond to the trend in the fund industry toward offering multiple classes of shares to make the Fund more competitive, since many of its peers have similar authorization. The creation of multiple

                                       29






classes of shares enables the Fund to customize service levels for shareholders, while allocating expenses associated with those services to those who elect to use them. The Board anticipates that increasing the Fund's flexibility to provide customized levels of service to different shareholders and to distribute its shares in a variety of ways may potentially encourage current shareholders to make additional investments in the Fund, and attract new investors and assets to the Fund to the benefit of the Fund and its shareholders. Generally, higher Fund asset levels increase investment flexibility and may decrease some fixed expenses.

In this regard, the New Articles would:

     (1) make explicit the Board's authority to classify and reclassify any unissued shares of capital stock into one or more additional classes or series by setting or changing the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms of the stock and to increase or decrease the number of authorized shares of stock;

     (2) establish the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class or series of the Fund's stock; and

     (3) authorize the Board, subject to applicable law, to issue shares without certificates.

DETERMINATION OF NET ASSET VALUE OF SHARES. The current articles of incorporation provide detailed provisions regarding the determination of the net asset value of the Fund's shares, while acknowledging that this determination is subject to the requirements of the 1940 Act. The 1940 Act, rules thereunder, and SEC staff interpretations provide detailed guidance as to the determination of the Fund's net asset value per share. The Fund's articles of incorporation are not required to contain this level of detail, and future changes in applicable guidance regarding the determination of the Fund's net asset value could necessitate the expense and delay of seeking shareholder approval to amend the current articles of incorporation accordingly. In contrast, the New Articles grant the Board broad authority to establish the basis for determining the value of the Fund's assets and shares, subject to applicable law.

REDEMPTION OF SHAREHOLDER ACCOUNTS. As permitted by applicable law, the Fund's articles of incorporation authorize the Fund to redeem shareholder accounts with a small total account value. The New Articles also retain this provision, and also authorize the Board's authority to redeem shareholder accounts under additional circumstances (e.g., for failure to provide a taxpayer identification number).

                                       30






Currently, the Board has no present intention of exercising this authority, but may do so in the future.

SHAREHOLDER VOTING. Currently, the Fund's By-laws provide that a majority of votes entitled to be cast constitutes a quorum at a meeting of the Fund's shareholders. Consistent with Maryland law, the New Articles would establish one-third of the shares entitled to vote as a quorum. In addition, the New Articles would provide that a majority of the Fund's shares entitled to vote on any matter would be sufficient to approve the matter notwithstanding any provision of Maryland law that otherwise would require a larger percentage of the Fund's shares. Of course, shareholder voting requirements would continue to be subject to the 1940 Act and the rules thereunder. Accordingly, the New Articles would make it easier for the Fund to establish a quorum for the transaction of business at a shareholder meeting and obtain shareholder approval of certain matters presented for the approval of shareholders, such as any future amendment of the New Articles. In addition, the voting provisions in the New Articles would make it less likely that the Fund would have to incur the time delay and expense of adjourning a shareholder meeting and further soliciting proxies for the conduct of business at the meeting.

DIRECTOR AND OFFICER LIABILITY. The current articles of incorporation generally provide that no Director or Officer of the Fund will be personally liable to the Fund unless (i) the Director or Officer received certain improper benefits, or
(ii) was determined in a proceeding to have acted, or failed to act, on the basis of active and deliberate dishonesty, and the Director's or Officer's action or failure to act was material to the cause of action adjudicated in the proceeding. The New Articles contain no comparable provision, as the provision merely restates applicable Maryland law. Instead, the New Articles generally disclaim director or officer liability to the extent permitted by applicable law. In this way, the Fund's Directors and Officers will continue to be subject to applicable law, without the Fund having to incur the time delay and expense of seeking shareholder approval of any necessary amendment of the articles of incorporation to reflect future changes to the law. Under the Fund's By-laws, the Fund's Directors and Officers will continue to be indemnified by the Fund to the extent provided by Maryland law and the 1940 Act. Accordingly, the change should not affect the current standard of care or rights to indemnification applicable to the Fund's Directors and Officers.

PROPOSAL 7: OTHER BUSINESS

The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

                                       31






INFORMATION ABOUT THE FUND

THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Global Advisors Limited, located in Lyford Cay, Nassau, Bahamas. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services") with offices at 777 Mariners Island Boulevard, San Mateo, California 94404. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

THE SHAREHOLDER SERVICING AND TRANSFER AGENT. The shareholder servicing agent, transfer agent, and dividend disbursement agent for the Fund is Franklin/ Templeton Investor Services, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.

OTHER MATTERS. The Fund's last audited financial statements and annual report dated August 31, 1999 and unaudited financial statements and semi-annual report dated February 29, 2000 are available free of charge. To obtain copies, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

As of March 28, 2000, the Fund had 698,627,321 shares outstanding of Class A, 2,924,324 shares outstanding of Class B, 54,870,375 shares outstanding of Class C, and 6,489,645 shares outstanding of Advisor Class, and total net assets of $14,472,905,675. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of March 28, 2000, there were no other entities holding beneficially or of record more than 5% of a class of the Fund's outstanding shares, except as shown for Advisor Class in the following table:

                                       32







                                                         TITLE OF CLASS AND
                                                         AMOUNT AND NATURE           PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                   OF BENEFICIAL OWNERSHIP         CLASS
--------------------------------------------------------------------------------------------------
Peter Norton TTEE                                         Advisor Class                  19%
Norton Family CRU Trust                                   1,241,533
DTD 02/15/92 225 Arizona Ave, 2nd Fl W
Santa Monica, CA 91401-1210

T. Rowe Price TTEE                                        Advisor Class                  15%
FBO Honeywell                                             958,271
10090 Red Run Blvd.
Owings Mills, MD 21117

FFTC TTEE for ValuSelect                                 Advisor Class                   13%
Franklin Templeton 401K                                  842,458
PO Box 2438
Rancho Cordova, CA 95741-2438

Peter Norton TTEE                                        Advisor Class                    7%
Norton Family Foundation Trust                           429,786
DTD 12/12/88 225 Arizona Ave, 2nd Fl W
Santa Monica, CA 91401-1210

FFTC TTEE for ValuSelect                                 Advisor Class                    6%
Franklin Resources Profit Sharing Plan                   364,469
PO Box 2438
Rancho Cordova, CA 95741-2438

Jupiter & Co.                                            Advisor Class                    5%
C/O Investors Bank & Trust                               328,430
PO Box 9130 FPG 90
Boston, MA 02117-9130

In addition, to the knowledge of the Fund's management, as of March 28, 2000, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

FURTHER INFORMATION ABOUT VOTING
AND THE MEETING

RECORD DATE. Shareholders of record at the close of business on March 28, 2000, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The notice of the Meeting, proxy card and proxy statement are being mailed to shareholders of record on or about April 24, 2000.

VOTING METHODS. You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

                                       33






Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 7, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 7, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 3(a) - 3(e)), IN FAVOR of reclassifying the Fund's fundamental investment policies and certain of the fundamental investment restrictions to non-fundamental investment policies and restrictions (Sub-Proposals 4(a) - 4(j)), 0IN FAVOR of eliminating one of the fundamental investment restrictions of the Fund (Proposal 5), IN FAVOR of amending and restating the articles of incorporation (Proposal 6), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting or any adjournments thereof (Proposal 7).

REVOCATION OF PROXIES. You may revoke your proxy at any time by sending to the Fund a written revocation or a later-dated proxy that is received at or before the Meeting, or by attending the Meeting and voting in person.

SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost, including out-of-pocket expenses, ranging between $940,000 and $1,215,000. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE rules permit the broker-dealers to vote on certain of the proposals to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

                                       34






QUORUM. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares . over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

METHODS OF TABULATION. Approval of the Fund's election of nominees for Director, as described in Proposal 1, will require the affirmative vote of a plurality of the Fund's shares present and voting at the Meeting. Approval of the selection of independent auditors, as described in Proposal 2, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Amending certain of the Fund's fundamental investment restrictions, as set forth in Sub-Proposals 3(a) through 3(e), reclassifying the Fund's investment policies and certain fundamental investment restrictions to non-fundamental policies and restrictions, as set forth in Sub-Proposals 4(a) through 4(j), and eliminating one of the Fund's fundamental investment restrictions, as set forth in Proposal 5, will each require the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Proposal 6, the amendment and restatement of the articles of incorporation, requires the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote. Proposal 7, for the proxyholders to have discretion to vote on any other business that may properly come before the Meeting or any adjournments thereof, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting or any adjournments thereof. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposal 1, but will have the effect of votes cast against the other Proposals.

ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

                                       35






SHAREHOLDER PROPOSALS. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attn:
Secretary, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                    By the Order of the Board of Directors of
                           Templeton Growth Fund, Inc.

                                Barbara J. Green
                                    Secretary

April 24, 2000

                                       36






                                    EXHIBIT A

                FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
                     PROPOSED TO BE AMENDED OR RECLASSIFIED

The following fundamental investment policies and investment restrictions have been proposed for amendment or reclassification:



PROPOSAL
 OR SUB-   RESTRICTION/                  CURRENT INVESTMENT                                       PROPOSED INVESTMENT
PROPOSAL    POLICY                      RESTRICTION/POLICY                                        RESTRICTION/POLICY
-----------------------------------------------------------------------------------------------------------------------------------

 3(a)      Borrowing       6. [The Fund may not:] Borrow money for any purpose        [The Fund may not:] Borrow money, except that
           Restriction        other than redeeming its shares or purchasing its       the fund may borrow money from banks or
                              shares for cancellation, and then only as a             affiliated investment companies to the extent
                              temporary measure to an amount not exceeding 5% of      permitted by the 1940 Act, or any exemptions
                              the value of its total assets, or pledge, mortgage,     therefrom which may be granted by the U.S.
                              or hypothecate its assets other than to secure such     Securities and Exchange Commission and then
                              temporary borrowings, and then only to such extent      only for temporary purposes and in an amount
                              not exceeding 10% of the value of its total assets      not exceeding 10% of the value of its total
                              as the board of directors may by resolution approve.    assets (including the amount borrowed) and
                              (For the purposes of this restriction, collateral       with the consent of the fund's custodian to
                              arrangements with respect to margin for a stock         the terms of the borrowing.
                              index futures contract are not deemed to be a
                              pledge of assets.)                                      [The  Fund may not:] Pledge, mortgage,
                                                                                      hypothecate, or otherwise encumber its assets
                                                                                      except to secure indebtedness  permitted
                                                                                      under its borrowing policy.

 3(b)     Underwriting     4. [The Fund may not:] Act as an underwriter.              [The Fund may not:] Act as an underwriter
          Restriction                                                                 except to the extent the fund may be deemed
                                                                                      to be an underwriter when disposing of
                                                                                      securities it owns or when selling its own
                                                                                      shares.

                                       A-1






PROPOSAL
 OR SUB-   RESTRICTION/                  CURRENT INVESTMENT                                       PROPOSED INVESTMENT
PROPOSAL    POLICY                      RESTRICTION/POLICY                                        RESTRICTION/POLICY
-----------------------------------------------------------------------------------------------------------------------------------
 3(c)     Lending          5. [The Fund may not:] Loan money, apart from the          [The Fund may not:] Make loans to other
          Restriction         purchase of a portion of an issue of publicly           persons except (a) through the lending of its
                              distributed bonds, debentures, notes and other          portfolio securities, (b) through the purchase
                              evidences of indebtedness, although the fund may        of debt securities, loan participations and/or
                              buy U.S. government obligations with a                  engaging in direct corporate loans in accord-
                              simultaneous agreement by the seller to repurchase      ance with its investment objective and
                              them within no more than seven days at the original     policies, and (c) to the extent the entry
                              purchase price plus accrued interest.                   into a repurchase agreement is deemed to be a
                                                                                      loan.  The fund may also make loans to
                                                                                      affiliated investment companies to the extent
                                                                                      permitted by the 1940 Act or any exemptions
                                                                                      therefrom which may be granted by the U.S.
                                                                                      Securities and Exchange Commission.


 3(d)     Industry         10. [The Fund may not:] Invest more than 25% of the        [The Fund may not:] Concentrate (invest more
          Concentration        fund's  total assets in a single industry.             than 25% of its net assets) in securities of
          Restriction                                                                 issuers in a particular industry (other than
                                                                                      securities issued or guaranteed by the U.S.
                                                                                      government or any of its agencies or
                                                                                      instrumentalities or securities of other
                                                                                      investment companies).


                                      A-2





PROPOSAL
 OR SUB-   RESTRICTION/                  CURRENT INVESTMENT                                       PROPOSED INVESTMENT
PROPOSAL    POLICY                      RESTRICTION/POLICY                                        RESTRICTION/POLICY
-----------------------------------------------------------------------------------------------------------------------------------
 3(e)     Investment       1. [The Fund may not:]..invest in other open-end           [The Fund may not:] Invest in the securities
          Company             investment companies or, as an operating policy         of any other domestic or foreign investment
          Restriction         approved by the board of directors, invest in           company or investment fund or other investment
                              closed-end investment companies.                        vehicle which is invested according to the
                                                                                      principle of risk-spreading irrespective of
                                                                                      the legal structure of such investment vehicle
                                                                                      (collectively referred to as "investment
                                                                                      vehicles") except in connection with a plan
                                                                                      of merger or consolidation with or acquisition
                                                                                      of substantially all of the assets of such
                                                                                      investment vehicle and with the further
                                                                                      exception that up to 5% of the net asset value
                                                                                      of the fund may be invested in an investment
                                                                                      vehicle consisting of securities provided it
                                                                                      offers its units to the public without
                                                                                      limitation on the number of units and further
                                                                                      provided the holders of these units have the
                                                                                      right to redeem their units.

4(a)      --               The fund seeks to achieve its investment goal of           Proposed to be reclassified as
                           long-term capital growth through a flexible policy of      non-fundamental.
                           investing in stocks and debt obligations of companies
                           and governments of any nation.


 4(b)       --              Although the fund generally invests in common stock,      Proposed to be reclassified as
                            it may also invest in preferred stocks and certain        non-fundamental.
                            debt securities (which may include structured
                            investments, as described under "Goal and Strategies --
                            Structured investments"), rated or unrated, such as
                            convertible bonds and bonds selling at a discount.



                                       A-3




  PROPOSAL
   OR SUB-    RESTRICTION/              CURRENT INVESTMENT                                               PROPOSED INVESTMENT
  PROPOSAL       POLICY                 RESTRICTION/POLICY                                               RESTRICTION/POLICY
---------------------------------------------------------------------------------------------------------------------------------
     4(c)       --          Whenever, in the judgment of the manager, market or economic            Proposed to be reclassified as
                            conditions warrant, the fund may, for temporary defensive               non-fundamental.
                            purposes, invest without limit in U.S. government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal and
                            Strategies -- Temporary investments," and purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

     4(d)     --            The fund may invest no more than 5% of it total                         Proposed to be  reclassified as
                            assets in securities issued by any one company or                       non-fundamental.
                            government, exclusive of U.S. government securities.

     4(e)       --          The fund may not invest more than 10% of its assets in                  Proposed to be reclassified as
                            securities with a limited trading market.                               non-fundamental.

     4(f)       --        2. [The Fund may not:] Purchase or retain securities of any               Proposed to be reclassified as
                             company in which directors or officers of the fund or the              non-fundamental.
                             manager, individually owning more than 1/2 of 1% of
                             the securities of such company, in the aggregate own
                             more than 5% of the securities of such company.

     4(g)       --        3. [The Fund may not:] Purchase more than 10% of any class of             Proposed to be reclassified as
                             securities of any one company, including more than 10% of its          non-fundamental.
                             outstanding voting securities, or invest in any company for the purpose of exercising control or management.


                                       A-3






   PROPOSAL
    OR SUB-     RESTRICTION/                 CURRENT INVESTMENT                                     PROPOSED INVESTMENT
   PROPOSAL        POLICY                    RESTRICTION/POLICY                                      RESTRICTION/POLICY
----------------------------------------------------------------------------------------------------------------------------------
    4(h)            --      7. [The Fund may not:] Invest more than 5% of the value of the          Proposed to be reclassified as
                               fund's total assets in securities of issuers which have been         non-fundamental.
                               in continuous less than three years.

    4(i)            --       8. [The Fund may not:] Invest more than 5% of the fund's total         Proposed to be reclassified as
                                assets in warrants, whether or not listed on the New York Stock     non-fundamental.
                                Exchange or the American Stock Exchange, including no more than 2%
                                of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction.
                                This restriction does not apply to options on securities indices.

     4(j)          --        9. [The Fund may not:] Invest more than 15% of the fund's total       Proposed to be reclassified as
                                assets in securities of foreign issuers that are not listed on a   non-fundamental.
                                recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. The fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and the fund may not be able to dispose of its holdings in these securities at the current market price.

                                       A-4






                                    EXHIBIT B

                           TEMPLETON GROWTH FUND, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT

TEMPLETON GROWTH FUND, INC., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The text of the Articles of Incorporation of the Corporation dated November 10, 1986, as subsequently restated, amended, supplemented, and corrected ("Charter"), is hereby further amended by deleting in their entirety Articles FIRST, THIRD, FOURTH, FIFTH, SIXTH, SEVENTH, NINTH, TENTH; by re-numbering Article EIGHTH; and by substituting for the deleted Articles and adding in lieu thereof Articles FOURTH through NINTH herein, and restated to read in its entirety as follows:

       SECOND: The name of the Corporation is TEMPLETON GROWTH FUND, INC.

       THIRD: The duration of the Corporation shall be perpetual.

       FOURTH: The purposes for which the Corporation is formed are:

     To engage generally in the business of an incorporated investment company of the management type, and to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by Maryland General Corporation Law. The Corporation shall exercise and enjoy all such powers, rights and privileges to the extent not inconsistent with these Articles of Amendment and Restatement ("Articles"). The foregoing statements of objects and purposes, except as otherwise expressly provided, shall not be held to limit or restrict in any manner the powers of the Corporation, and are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Corporation by the laws of the State of Maryland or otherwise.

     FIFTH: The address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 300 East Lombard St., Baltimore, MD 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, and the address of the resident agent is 300 East Lombard St., Baltimore, MD 21202.

     SIXTH: 1. AUTHORIZED SHARES. The total number of shares of stock which the Corporation shall have the authority to issue is ONE BILLION EIGHT HUNDRED MILLION (1,800,000,000) shares of Common Stock, par value of $0.01 per share, having an aggregate par value of EIGHTEEN MILLION

                                       B-1






($18,000,000) dollars, of which the Board of Directors has classified ONE BILLION TWO HUNDRED MILLION (1,200,000,000) shares as Templeton Growth Fund, Inc. Class A shares of Common Stock, ONE HUNDRED MILLION (100,000,000) shares as Templeton Growth Fund, Inc. Class B shares of Common Stock, FOUR HUNDRED MILLION (400,000,000) shares as Templeton Growth Fund, Inc. Class C shares of Common Stock, and ONE HUNDRED MILLION (100,000,000) shares as Templeton Growth Fund, Inc. Advisor Class shares of Common Stock.

     2. AUTHORIZATION OF STOCK ISSUANCE. The Board of Directors may authorize the issuance and sale of capital stock of the Corporation, including stock of any class or series, from time to time in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration as the Board of Directors shall determine, subject to any limits required by then applicable law. All shares shall be issued on a fully paid and non-assessable basis.

     3. POWER TO CLASSIFY. The Board of Directors of the Corporation may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms of the Corporation's stock and, pursuant to a classification or reclassification, to increase or decrease the number of authorized shares of stock, or shares of any existing class or series of stock. Except as otherwise provided herein, all references to capital stock shall apply without discrimination to the shares of each class or series of stock.

     4. CLASSES AND SERIES - GENERAL. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class or series of stock of the Corporation shall be as follows, unless otherwise provided in Articles Supplementary to these Articles, whether dated before or after the effective date of this provision:

          a. ASSETS BELONGING TO CLASS OR SERIES. All consideration received by the Corporation for the issuance or sale of stock of a particular series, together with all assets in which the consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of assets, and any funds or payments derived from any reinvestment of the proceeds in whatever form, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors and to the terms and conditions of each class (if any) of that series, and shall be so recorded on the books of account of the Corporation. Any assets, income, earnings, profits or proceeds thereof, funds or payments that are not

                                       B-2






readily attributable to a particular series shall be allocated to and among any one or more series in a manner and on a basis that the Board of Directors, in its sole discretion, shall deem fair and equitable, and items so allocated to a particular series shall belong to that series. Each allocation shall be conclusive and binding upon the stockholders of all series for all purposes.

          b. LIABILITIES BELONGING TO CLASS OR SERIES. The assets belonging to each series shall be charged with the liabilities of the Corporation in respect of that series and with all expenses, costs, charges and reserves attributable to that series and shall be so recorded on the books of account of the Corporation; provided, however, that identified costs, expenses, charges, reserves and liabilities properly allocable to a particular class of a series shall be charged to and borne solely by that class. Any general liabilities, expenses, costs, charges or reserves of the Corporation that are not readily identifiable as belonging to any particular class or series shall be allocated and charged to and among any one or more of the classes or series in a manner and on a basis that the Board of Directors in its sole discretion deems fair and equitable, and any items so allocated to a particular class or series shall be charged to, and shall be a liability belonging to, that class or series. Each allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.

          c. INCOME. The Board of Directors shall have full discretion, to the extent not inconsistent with Maryland General Corporation Law and the Investment Company Act of 1940, as amended, (the "1940 Act") to determine which items shall be treated as income and which items shall be treated as capital. Each determination shall be conclusive and binding.

          d. DIVIDENDS AND DISTRIBUTIONS. The holders of each class or series of capital stock of record as of a date determined by the Board of Directors from time to time shall be entitled, from funds or other assets legally available therefor, to dividends and distributions, including distributions of capital gains, in amounts and at times as may be determined by the Board of Directors. The Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the purchase and/or payment or both have not been received by a specified date. Any dividends or distributions may be declared payable in cash, property or shares of the class or series, as determined by the Board of Directors or pursuant to a standing resolution or program adopted or approved by the Board of Directors. Dividends and distributions may be declared with whatever frequency, including daily, as the Board of Directors may determine and in any reasonable manner, including by standing resolution, by resolutions adopted only once or with whatever frequency as the Board of Directors may determine, or by formula or other similar method of determination, whether or not the amount of the dividend or distribution so declared can be calculated at the time of declaration. The Board of Directors may establish payment dates for dividends and distributions on any basis,

                                       B-3






including payment that is less frequent than the effectiveness of the declarations. The Board of Directors shall have the discretion to designate for dividends and distributions amounts sufficient to enable the Corporation or any class or series thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 or any successor or comparable statute, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the Corporation or any class or series for Federal income tax in respect of a given year and to make other appropriate adjustments in connection therewith. Nothing in the foregoing sentence shall limit the authority of the Board of Directors to designate greater or lesser amounts for dividends or distributions. The amounts of dividends and distributions declared and paid with respect to the various classes or series of capital stock and the timing of declaration and payment of dividends and distributions may vary among classes and series.

          e. EQUALITY. Each share of each series or class shall be equal to each other share of that class or series and shall represent an equal proportionate interest in the assets belonging to that series or class, subject to the liabilities belonging to that series or class. The Board of Directors may from time to time divide or combine the shares of any particular series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate beneficial interest in the assets belonging to that series or class or in any way affecting the rights of shares of any other series or class.

          f. CONVERSION OR EXCHANGE RIGHTS. The Board of Directors shall have the authority to provide that holders of shares of any series or class shall have the right to convert or exchange shares into shares of one or more other series or classes in accordance with requirements and procedures established by the Board of Directors.

          g. TAX ELECTIONS. The Board of Directors shall have the power, in its discretion, to make elections as to the tax status of the Corporation or any series or class of shares of the Corporation as may be permitted or required by the IRC without the vote of stockholders of the Corporation or any series or class of shares of the Corporation.

          h. VOTING. On each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof. All shares of all classes and series shall vote together as a single class, provided that (1) when Maryland General Corporation Law or the 1940 Act requires that a class or series vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class(es) and/or series and other classes and series shall vote as a single class, and (2) unless otherwise required by those laws, no

                                       B-4






class or series shall vote on any matter which does not affect the interest of that class or series.

          i. LIQUIDATION. At any time there are no shares outstanding for a particular class or series, the Board of Directors may liquidate that class or series in accordance with applicable law. In the event of the liquidation or dissolution of the Corporation, or of a class or series thereof when there are shares outstanding of the Corporation, the stockholders of the Corporation, or of that class or series, as applicable, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets attributable to that class or series over the liabilities of that class or series, determined as provided herein and including assets and liabilities allocated pursuant to these Articles. Any excess amounts will be distributed to each stockholder of the applicable class or series in proportion to the number of outstanding shares of that class or series held by that stockholder and recorded on the books of the Corporation. Subject to the requirements of applicable law, dissolution of a class or series may be accomplished by distribution of assets to stockholders of that class or series as provided herein, by the transfer of assets attributable to that class or series to another class or series of the Corporation, by the exchange of shares of that class or series for shares of another class or series of the Corporation, or in any other legal manner.

          j. TERMINATION OF A CLASS OR SERIES. In addition to, and not in limitation of the authorization granted above, to the full extent permitted by applicable law, the Corporation may, without the vote of the shares of any class or series of capital stock of the Corporation then outstanding and if so determined by the Board of Directors:

                  (1) Sell and convey the assets belonging to a class or series of capital stock to a trust or another corporation that is a management investment company (as defined in the 1940 Act) for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the class or series and which may include securities issued by the trust or corporation. Following the sale and conveyance, and after making provision for the payment of any liabilities belonging to the class or series that are not assumed by the purchaser of the assets belonging to the class or series, the Corporation may, at its option, redeem all outstanding shares of the class or series at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less any redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Notwithstanding any other provision of these Articles to the contrary, the redemption price may be paid in any combination of cash or other assets belonging to the class or series, including, but not limited to, the distribution of the securities or other assets belonging to the class or series upon

                                      B-5






whatever conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and these Articles;

                  (2) Sell and convert the assets belonging to a class or series of capital stock into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to the class or series, the Corporation may, at its option: (i) redeem all outstanding shares of such class or series at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less any redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors upon any conditions the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and these Articles; or (ii) combine the assets belonging to the class or series following the sale and conversion with the assets belonging to any one or more other class or series of capital stock of the Corporation pursuant to and in accordance with the sections below; or

                  (3) Combine the assets belonging to a class or series of capital stock with the assets belonging to any one or more other classes or series of capital stock of the Corporation. In connection with any combination of assets, the shares of any class or series of capital stock of the Corporation then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class, classes, or series of capital stock of the Corporation, or may be redeemed, at the option of the Corporation, at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less any redemption fee or other charge, or conversion cost, if any, as may be fixed by resolution of the Board of Directors upon any conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and these Articles. Notwithstanding any other provision of these Articles to the contrary, any redemption price, or part thereof, paid pursuant to this subsection may be paid in shares of any other existing or future class, classes or series of capital stock of the Corporation.

                  k. QUORUM. The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to be cast, without regard to class or series, shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class or series required to vote as a class on the matter shall constitute a quorum. If at any meeting of the stockholders there shall be less than a quorum present, the stockholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall be present.

                                       B-6






          l. PREEMPTIVE RIGHTS. No stockholder of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any classes or series, or any other securities of the Corporation which the Corporation proposes to issue or sell; and any or all of such shares or securities of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired, and sold to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said stockholder.

         5. CERTIFICATES. Subject to the requirements of Maryland General Corporation Law, the Board of Directors may authorize the issuance of some or all of the shares of any or all classes or series without certificates and may establish conditions in connection with the issuance of certificates.

         6. AUTHORIZING VOTE. Notwithstanding any provision of Maryland General Corporation Law requiring for any purpose a proportion greater than a majority of all votes entitled to be cast, the affirmative vote of the holders of a majority of the total number of shares of the Corporation, or of a class or series of the Corporation, as applicable, outstanding and entitled to vote under such circumstances pursuant to these Articles and the By-Laws of the Corporation ("By-Laws") shall be effective for such purpose, except to the extent otherwise required by the 1940 Act and rules thereunder; provided that, to the extent consistent with Maryland General Corporation Law and other applicable law, the By-Laws may provide for authorization to be by the vote of a proportion less than a majority of the votes of the Corporation, or of a class or series.

         7. REDEMPTION AND REPURCHASE.

               a. The Corporation shall, to the extent it has funds or other property legally available therefor and subject to applicable law, permit each holder of shares of capital stock of the Corporation, or of any class or series, to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation, at the applicable redemption price of such shares (which may reflect the deduction of such fees and charges as the Board of Directors may establish from time to time) determined in accordance with procedures established by the Board of Directors of the Corporation from time to time in accordance with applicable law. A shareholder's right to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation shall at all times be in accordance with the requirements of the 1940 Act.

               b. Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option and to the extent permitted by and in accordance with the conditions of applicable law, to redeem stock of

                                       B-7






the Corporation, or of any class or series, owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such circumstances including, but not limited to,
(1) failure to provide the Corporation with a tax identification number and (2) failure to maintain ownership of a specified minimum number or value of shares of any class or series of stock of the Corporation, such redemption to be effected at such price, at such time and subject to such conditions as may be required or permitted by applicable law.

               c. Payment for redeemed stock may be made in any form as permitted by the 1940 Act, any elections thereunder, or other applicable law.

               d. All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease and be determined as of the time as of which the redemption price to be paid for such shares shall be fixed, in accordance with applicable law, except the right of such stockholder to receive payment for such shares as provided herein.

               e. Notwithstanding any other provision of these Articles, the Board of Directors may suspend the right of stockholders of any or all classes or series of shares to require the Corporation to redeem shares held by them for such periods and to the extent permitted by, or in accordance with, the 1940 Act. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such time as the Board of Directors, in its discretion and to the extent permitted by, or in accordance with, the 1940 Act, shall deem reasonable, such determination to be conclusive.

               f. Shares of any class or series which have been redeemed shall constitute authorized but unissued shares subject to classification and reclassification as provided in these Articles.

               g. The Board of Directors may authorize the Corporation to purchase or otherwise acquire, directly or through an agent, shares of any class or series of its outstanding stock upon such terms and conditions and for such consideration as permitted by applicable law and determined to be reasonable by the Board of Directors and to take all other steps deemed necessary in connection therewith. Shares so purchased or acquired shall have the status of authorized but unissued shares.

         8. VALUATION. Subject to the requirements of applicable law, the Board of Directors may establish the basis or method, timing and frequency for determining the value of assets belonging to each class or series and for determining the net asset value of each share of each class or series for purposes of sales, redemptions, repurchases or otherwise.

                                       B-8






         9. INVESTMENT LIMITATIONS.

               a. Neither the Corporation nor any series of shares of the Corporation may borrow money, except that the Corporation or a series may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the U.S. Securities and Exchange Commission and then only for temporary purposes and in an amount not exceeding 10% of the value of its total assets (including the amount borrowed) and with the consent of its custodian to the terms of the borrowing.

               b. Neither the Corporation nor any series of shares of the Corporation may pledge, mortgage, hypothecate, or otherwise encumber their assets except to secure indebtedness permitted under Section 9.a. hereof.

               c. Neither the Corporation nor any series of shares of the Corporation may invest in the securities of any other domestic or foreign investment company or investment fund or other investment vehicle which is invested according to the principle of risk-spreading, irrespective of the legal structure of such investment vehicle (collectively referred to as "investment vehicles"), except in connection with a plan of merger or consolidation with or acquisition of substantially all of the assets of such investment vehicle and with the further exception that up to 5% of the net asset value of a series may be invested in an investment vehicle consisting of securities provided it offers its units to the public without limitation on the number of units and further provided the holders of these units have the right to redeem their units.

         SEVENTH: DIRECTORS. The number of directors of the Corporation shall be twelve (12), provided that the By-Laws may, subject to the limitations of Maryland General Corporation Law, fix a different number of directors and may authorize a majority of the directors to increase or decrease the number of directors set by these Articles or the By-Laws within limits set by the By-Laws, and to fill vacancies created by an increase in the number of directors. Unless otherwise provided by the By-Laws, the directors of the Corporation need not be stockholders of the Corporation. The names of the directors who shall serve until the next annual meeting or until their successors are duly elected and qualified are:

    Harris J. Ashton                               Edith E. Holiday
    Nicholas F. Brady                              Charles B. Johnson
    Frank J. Crothers                              Betty P. Krahmer
    S. Joseph Fortunato                            Gordon S. Macklin
    John Wm. Galbraith                             Fred R. Millsaps
    Andrew H. Hines, Jr.                           Constantine D. Tseretopoulos

                                       B-9






         EIGHTH: POWERS OF DIRECTORS. In addition to any powers conferred herein or in the By-Laws, the Board of Directors may, subject to any express limitations contained in these Articles or in the By-Laws, exercise the full extent of powers conferred by Maryland General Corporation Law or other applicable law upon corporations or directors thereof and the enumeration and definition of particular powers herein or in the By-Laws shall in no way be deemed to restrict or otherwise limit those lawfully conferred powers. In furtherance and without limitation of the foregoing, the Board of Directors shall have power:

          1. To make, alter or repeal the By-Laws of the Corporation except as therein provided, and

         2. To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to modify or abolish any such reserves in the manner in which it was created.

         NINTH: INDEMNIFICATION AND EXCULPATION.

         1. To the maximum extent permitted by Maryland General Corporation Law as from time to time amended, but subject to any limitations which may be imposed pursuant to the 1940 Act or any rule or regulation thereunder, the Corporation shall indemnify, and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, its currently acting and its former directors, officers and agents and those persons who, at the request of the Corporation, serve or have served another corporation, joint venture, trust or other enterprise in one or more of such capacities.

         2. To the fullest extent permitted by Maryland General Corporation Law and the 1940 Act, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for monetary damages. No amendment to these Articles or repeal of any provisions thereof shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission that occurred prior to such amendment or repeal.

         3. In the performance of his duties, a director is entitled to rely on any information, opinion, report, or statement, including any financial statement or other financial data, prepared by others, to the extent not inconsistent with Maryland General Corporation Law. A person who performs his duties in accordance with the standards of Article 2-405.1 of Maryland General Corporation Law, any successor provision thereto, or otherwise in accordance with applicable law shall have no liability by reason of being or having been a director of the Corporation.

     TENTH: The provisions set forth in these Articles are all the provisions of the Articles currently in effect as herein amended and restated.

                                      B-10






     ELEVENTH: The foregoing amendment and restatement of the Charter of the Corporation was duly and unanimously approved and advised by unanimous consent of the Board of Directors and approved by the shareholders of the Corporation as required by law.

         TWELFTH: The undersigned President acknowledges these Articles to be the corporate act of the Corporation and as to all matters or facts required to be verified by oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____________ day of ____________________________ .

ATTEST:                                     TEMPLETON GROWTH FUND, INC.


                                             By:                         (seal)
-------------------------------                 -------------------------
Secretary

                                      B-11








PROXY                                                               PROXY


                          TEMPLETON GROWTH FUND, INC.
                  SPECIAL SHAREHOLDERS' MEETING - JUNE 15, 2000



The undersigned hereby revokes all previous proxies for his or her shares and appoints BARBARA J. GREEN, JAMES R. BAIO AND BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Growth Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Special Shareholders' Meeting to be held at the Hyatt Regency Pier 66, Panorama Ballroom, 2301 S.E. 17th Street Causeway, Fort Lauderdale, Florida at 11:00 a.m., Eastern time on June 15, 2000, including any adjournments thereof, upon the matters set forth on the reverse side of this Oroxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS), 2, 3 (INCLUDING 5 SUB-PROPOSALS), 4 (INCLUDING 10 SUB-PROPOSALS), 5, 6 AND WITHIN THE DISCRETION OF THE
PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 7.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER:

                           NOTE: Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated.
                           If shares are held jointly, each holder should sign.



                            ----------------------------------------------
                            Signature


                            ----------------------------------------------
                            Signature


                            ----------------------------------------------
                             Date                                10735-TGF

                             I PLAN TO ATTENT MEETING:  YES [ ]  NO [ ]

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. (PLEASE SEE REVERSE SIDE)



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 7. TO VOTE, FILL IN THE BOX COMPLETELY. EXAMPLE []



Proposal 1 - Election of Directors. To withhold authority to vote for any            FOR            WITHHOLD       FOR ALL NOMINEES
individual nominee, strike a line through the nominee's name in the list below.      ALL NOMINEE    AUTHOIRTY      (EXCEPT AS MARKED
                                                                                                     FOR ALL        TO THE LEFT)
                                                                                                     NOIMINEES
                                                                                                     LISTED
                                                                                      []               []               []

01 Harris J. Ashton        02 Nicholas F. Brady        03 Frank  J. Crothers     04 S. Joseph Fortunato
05 John Wm. Galbraith      05 Andrew H. Hines, Jr.     06 Edith E. Holiday       07 Charles B. Johnson
08 Betty p. Krahmer        09 Gordon S. Macklin        10 Fred R. Millsaps       11 Constantine Dean Tseretopoulos



                                                                                     FOR   AGAINST  ABSTAIN
Proposal 2 -  Ratification  of the selection of PricewaterhouseCoopers LLP as
independent auditors for the Fund.                                                     []      []       []

Proposal 3 - Amendments to certain of the Fund's fundamental investment restrictions
             (includes 5 Sub-Proposals).
         3.a.  Borrowing.                                                              []      []       []
         3.b.  Underwriting.                                                           []      []       []
         3.c.  Lending.                                                                []      []       []
         3.d.  Industry concentration.                                                 []      []       []
         3.e.  Investments in other investment companies.                              []      []       []

Proposal 4 - To approve reclassification of fundamental investment policies and certain fundamental investment restrictions as non-fundamental policies and restrictions (includes 10 Sub-Proposals).
         4.a. Stocks and debt obligations.                                            []       []      []
         4.b. Preferred stocks and certain debt securities.                           []       []      []
         4.c. Temporary defensive instruments.                                        []       []      []
         4.d. A single issuer.                                                        []       []      []
         4.e. Securities with a limited trading market.                               []       []      []
         4.f. Companies whoses securities the Fund's Directors and Officers own.      []       []      []
         4.g. A single class of securities, voting securities or securities of a
              company for the purpose of controlling or managing the company          []       []      []
         4.h. Unseasoned issuers.                                                     []       []      []
         4.i. Warrants.                                                               []       []      []
         4.j. Unlisted securities and securities with a limited trading market.       []       []      []

Proposal 5 - Elimination of one of the Fund's fundamental investment restrictions.    []       []      []

Proposal 6 - Amendment and restatement of the Fund's Articles of Incorporation.       []       []      []

Proposal 7 - Grant the proxyholders authority to vote upon any other business that
             may properly come before the Meeting or any adjournments thereof.        []      []       []



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY